Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Louis Salamone, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Babcock & Wilcox Enterprises, Inc. for the fiscal year end December 31, 2018; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 30, 2019	/s/ Louis Salamone
Louis Salamone
Chief Financial Officer